                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 94-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                                  CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                                  TRUST ACCOUNT #3331875-0
                                  REMITTANCE DATE: 11/15/94

                                              Total $       Per $1,000
                                               Amount        Original
                                           --------------  ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                          7,530,521.26

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                697,953.82    3.98830754
          b. Class A-2 Interest                487,500.00    5.41666667
          c. Class A-3 Interest                316,250.00    5.75000000
          d. Class A-4 Interest                405,078.00    6.00000000
          e. Class A-5 Interest                716,062.56    6.37499999

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                .00           .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                .00           .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                             3,260,139.90           N/A
          a. Scheduled Principal             1,422,716.32           N/A
          b. Principal Prepayments           1,650,487.53           N/A
          c. Liquidated Contracts              186,936.05           N/A
          d. Repurchases                              .00           N/A

     (6)  Pool Scheduled Principal
            Balance                        532,915,551.90  948.89977827
    (6a)  Pool Factor                           .94889978

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                        .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)        88.48%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994
                                     Page 2

                         CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                         TRUST ACCOUNT #3331875-0
                         REMITTANCE DATE: 11/15/94

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                       -------      ----------

  (9)  Class A Percentage for the following
       Remittance Date                                      88.41%

 (10)  Class A Principal Distribution:
       a. Class A-1                                  3,260,139.90   18.62937086
       b. Class A-2                                           .00           .00
       c. Class A-3                                           .00           .00
       d. Class A-4                                           .00           .00
       e. Class A-5                                           .00           .00

 (11)  Class A-1 Principal Balance                 146,301,391.90  836.00795371
(11a)  Class A-1 Pool Factor                            .83600795

 (12)  Class A-2 Principal Balance                  90,000,000.00  1000.0000000
(12a)  Class A-2 Pool Factor                           1.00000000

 (13)  Class A-3 Principal Balance                  55,000,000.00  1000.0000000
(13a)  Class A-3 Pool Factor                           1.00000000

 (14)  Class A-4 Principal Balance                  67,513,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                           1.00000000

 (15)  Class A-5 Principal Balance                 112,323,539.00  1000.0000000
(15a)  Class A-5 Pool Factor                           1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                   .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                                    3,262,565.06           132

 (18)  60 days or more                               2,246,779.52            90

 (19)  Current Month Repossessions                     551,456.50            27

 (20)  Repossession Inventory                        1,656,239.52            69

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994
                                     Page 3

                       CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                       TRUST ACCOUNT #3331875-0
                       REMITTANCE DATE: 11/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                            .42%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                 .36%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                            .61%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                 .61%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from April 1, 1999 to
         March 31, 2000, 9% from April 1, 2000 to
         March 31, 2001 and 10% thereafter)                        0.04%

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                 46,402.88

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
          average of Pool Scheduled Principal Balances for third
          preceding Remittance and for current Remittance Date;
          may not exceed 2.75%)                                    0.12%

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance Date (must
          equal or exceed 22%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $11,232,283.00                                       11.52%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                            CUSIP#'S 393505BZ4, CA8
                            REMITTANCE DATE: 11/15/94

                                                      Total $      Per $1,000
                                                      Amount        Original
                                                      -------      ----------
CLASS B1 CERTIFICATES
- ---------------------

 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                1,647,536.98

 (2)  Class B-1 Remittance Rate (7.60% unless
      Weighted Average Contract Rate is
      below 7.60%)                                         7.60%

 (3)  Aggregate Class B1 Interest                     160,056.00    6.33333333

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                  .00           .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                     .00           .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                  .00

(7a)  Class B Percentage for the following
      Remittance Date                                        .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

(9a)  Class B1 Principal Shortfall                           .00

(9b)  Unpaid Class B1 Principal Shortfall                    .00

(10)  Class B Principal Balance                    61,777,621.00

(11)  Class B1 Principal Balance                   25,272,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 2


                            CUSIP#'S 393505BZ4, CA8
                            REMITTANCE DATE: 11/15/94

Class B2 and C Certificates
- ---------------------------
 (12)  Remaining Amount Available                 1,487,480.98

 (13)  Class B-2 Remittance Rate (7.85%
       unless Weighted Average Contract
       Rate is less than 7.85%)                          7.85%

 (14)  Aggregate Class B2 Interest                  238,807.60   6.54166656

 (15)  Amount applied to Unpaid Class
       B2 Interest Shortfall                               .00          .00

 (16)  Remaining Unpaid Class B2
       Interest Shortfall                                  .00          .00

 (17)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date            .00

 (18)  Class B2 Principal Liquidation Loss Amount          .00

 (19)  Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)           .00

 (20)  Guarantee Payment                                   .00

 (21)  Class B2 Principal Balance                36,505,621.00

 (22)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                             223,406.54

 (23)  2.60 Guarantee Fee                         1,025,266.84

 (24)  Class C Residual Payment                            .00

 (25)  Repossessed Contracts                        551,456.50

 (26)  Repossessed Contracts Remaining in
        Inventory                                 1,656,239.52
 (27)  Weighted Average Contract Rate                  9.79748


                                     GTFC
                                     94-1
                                 October, 1994
                              Defaulted Contracts


                                                        Estimated
                                          Repurchase     Loss at
Account #       Principal    Interest       Amount      Sale Date
- ---------       ---------   -----------   ----------    ---------
23313315        26,493.31       158.07    26,651.38      3,175.75
25320907        34,078.49       203.33    34,281.82      9,322.38
28314618        12,086.95        72.11    12,159.06      4,138.60
28315112        14,462.76        86.29    14,549.05      6,638.11
29309374        17,590.77       104.95    17,695.72      7,373.24
57311253        12,648.54        75.46    12,724.00      3,346.03
75318683         6,801.16        40.58     6,841.74      3,629.40
75318821        26,038.65       155.36    26,194.01      2,811.69
75318965        10,099.02        60.25    10,159.27      2,440.64
76311745         8,536.63        50.93     8,587.56      2,849.72
90316654        10,706.66        63.88    10,770.54      4,712.48
90316697         7,393.11        44.11     7,437.22      2,014.37
              -----------   ----------  -----------    ----------

              $186,936.05   $ 1,115.32  $188,051.37    $52,452.41
              ===========   ==========  ===========    ==========